Exhibit 99.1

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

            Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Astronics Corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

            The Annual Report on Form 10-K for the year ended December 31, 2002 (the "Form 10-K") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 25, 2003	/s/ Peter J. Gundermann

Peter J. Gundermann Title: Chief Executive Officer

Dated: March 25, 2003	/s/ David C. Burney

David C. Burney Title: Chief Financial Officer